Exhibit 4.1

[GRAPHIC]

COMMON STOCK		COMMON STOCK

NUMBER	PROSPECT MEDICAL HOLDINGS, INC.	SHARES
PMH

INCORPORATED UNDER THE LAWS OF DELAWARE		SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies That

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

PROSPECT MEDICAL HOLDINGS, INC.

transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are Issued and shall be held subject to all the provisions of the Corporation’s Certificate of Incorporation and any amendments thereof, copies of which are on file with the Transfer Agent, to all the provisions of which the holder hereof by acceptance of this certificate assents.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile facsimile signatures of its duly authorized officers.

Dated

/s/ Jacob Y. Terner	/s/ R. Stewart Kahn
CHIEF EXECUTIVE OFFICER	EXECUTIVE VICE PRESIDENT & SECRETARY

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(New York, New York)

TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

(C) NORTHERN BANK NOTE COMPANY

PROSPECT MEDICAL HOLDINGS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT-		Custodian
TEN ENT-	as tenants by the entireties		(Cust)		(Minor)
JT TEN-	as joint tenants with
	right of survivorship and		under Uniform Gifts to Minors
not as tenants in common
Act
(State)
Additional abbreviations may also be used though not in the above list.

For Value received,                                                                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

       IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                            Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,	X

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED: